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                                                                   Exhibit 10.12
                                                                   -------------

This form of Stock Pledge Agreement is identical for all executive officers listed below.

Officer Name:

Christos M. Cotsakos

Jerry Gramaglia

Michael Sievert

Connie M. Dotson

Leonard C. Purkis

Pamela Kramer
-----------------------
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                              E*TRADE GROUP, INC.
                              -------------------

                            STOCK PLEDGE AGREEMENT
                            ----------------------

          AGREEMENT made as of this [Date] by and between E*TRADE Group, Inc., a Delaware corporation (the "Corporation"), and [Officer Name] ("Pledgor").

RECITALS
--------

     A. In connection with the purchase this day of [Number of Shares] shares of the Corporation's Common Stock (the "Purchased Shares") from the Corporation, Pledgor has issued that certain promissory note (the "Note") dated [Date of Secured Note] payable to the order of the Corporation in the principal amount of [Principal Amount].

     B. Such Note is secured by the Purchased Shares and other collateral upon the terms set forth in this Agreement.

          NOW, THEREFORE, it is hereby agreed as follows:

          1.   Grant of Security Interest.  Pledgor hereby grants the
               --------------------------
Corporation a security interest in, and assigns, transfers to and pledges with the Corporation, the following securities and other property (collectively, the "Collateral"):

                    (i) the Purchased Shares delivered to and deposited with the Corporation as collateral for the Note;

                    (ii) any and all new, additional or different securities or other property subsequently distributed with respect to the Purchased Shares which are to be delivered to and deposited with the Corporation pursuant to the requirements of Paragraph 3 of this Agreement;

                    (iii) any and all other property and money which is delivered to or comes into the possession of the Corporation pursuant to the terms of this Agreement; and

                    (iv) the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (i), (ii) or (iii) above.

          2.   Warranties. Pledgor hereby warrants that Pledgor is the owner of
               ----------
the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, adverse claims and other security interests (other than those created hereby).

          3.   Duty to Deliver. Any new, additional or different securities or
               ---------------
other property (other than regular cash dividends) which may now or hereafter become distributable with respect to the Collateral by reason of (i) any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Common Stock as a class without the Corporation's receipt of consideration or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Corporation shall, upon receipt by Pledgor, be promptly delivered to and deposited with the Corporation as part of the Collateral hereunder. Any such securities shall be accompanied by one or more properly-endorsed stock power assignments.

          4.   Payment of Taxes and Other Charges. Pledgor shall pay, prior to
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the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of Pledgor's failure to do so, the Corporation may at its election pay any or all of such taxes and other charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws.

          5.   Stockholder Rights. So long as there exists no event of default
               ------------------
under Paragraph 10 of this Agreement, Pledgor may exercise all stockholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral and all proxy statements and other stockholder materials pertaining to the Collateral.

          6.   Rights and Powers of Corporation. The Corporation may, without
               --------------------------------
obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

                    (i) subject to the applicable limitations of Paragraph 9, accept in its discretion other property of Pledgor in exchange for all or part of the Collateral and release Collateral to Pledgor to the extent necessary to effect such exchange, and in such event the other property received in the exchange shall become part of the Collateral hereunder;

                    (ii) perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement; and

                    (iii) transfer record ownership of the Collateral to the Corporation or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there
                                                  --------------------
     exists at the time an outstanding event of default under Paragraph 10 of this Agreement. Any cash sums which the Corporation may so receive shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Corporation deems appropriate. Any remaining cash shall be paid over to Pledgor.

          Any action by the Corporation pursuant to the provisions of this Paragraph 6 may be taken without notice to Pledgor. Expenses reasonably incurred in connection with such action shall be payable by Pledgor and form part of the indebtedness secured hereunder as provided in Paragraph 12.

          7.   Care of Collateral. The Corporation shall exercise reasonable
               ------------------
care in the custody and preservation of the Collateral. However, the Corporation shall have no obligation to (i) initiate any action with respect to, or otherwise inform Pledgor of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral, (ii) preserve the rights of Pledgor against adverse claims or protect the Collateral against the possibility of a decline in market value or (iii) take any action with respect to the Collateral requested by Pledgor unless the request is made in writing and the Corporation determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

          Subject to the limitations of Paragraph 9, the Corporation may at any time release and deliver all or part of the Collateral to Pledgor, and the receipt thereof by Pledgor shall constitute a complete and full acquittance for the Collateral so released and delivered. The Corporation shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement.

          8.   Transfer of Collateral. In connection with the transfer or
               ----------------------
assignment of the Note (whether by negotiation, discount or otherwise), the Corporation may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Corporation hereunder with respect to the Collateral so transferred. Upon such transfer, the Corporation shall be fully discharged from all liability and responsibility for the transferred Collateral.

          9.   Release of Collateral. Provided all indebtedness secured
               ---------------------
hereunder (other than payments not yet due and payable under the Note) shall at the time have been paid in full and there does not otherwise exist any event of default under Paragraph 10, the Purchased Shares, together with any additional Collateral which may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to Pledgor in accordance with the following provisions:

                    (i) Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to date on the principal amount so paid or prepaid, one or more of the Purchased Shares held as Collateral hereunder shall (subject to the applicable limitations of Paragraphs 9(iii) and 9(v) below) be released at the time of such payment or prepayment. The number of the shares to be so released shall be equal to the number obtained by multiplying (i) the total number of Purchased Shares held under this Agreement at the time of the payment or prepayment, by (ii) a fraction, the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment. In no event, however, shall any fractional shares be released.

                    (ii) Any additional Collateral which may hereafter be pledged and deposited with the Corporation (pursuant to the requirements of Paragraph 3) with respect to the Purchased Shares shall be released at the same time the particular shares of Common Stock to which the additional Collateral relates are to be released in accordance with the applicable provisions of Paragraph 9(i) or 9(vi).

                    (iii) Under no circumstances, however, shall any Purchased Shares or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder. In addition, in no event shall any Purchased Shares or other Collateral be released pursuant to the provisions of Paragraph 9(i), 9(ii) or 9(vi) if, and to the extent, the fair market value of the Common Stock and all other Collateral which would otherwise remain in pledge hereunder after such release were effected would be less than the unpaid principal and accrued interest under the Note.

                    (iv) For all valuation purposes under this Agreement, the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (A) If the Common Stock is at the time traded on the Nasdaq National Market, the fair market value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no average of the high and low selling prices for the Common Stock on the date in question, then the average of the high and low selling prices on the last preceding date for which such quotation exists shall be determinative of fair market value.

                           (B) If the Common Stock is at the time listed on the American Stock Exchange or the New York Stock Exchange, then the fair market value shall be the average of the high and low selling prices selling prices per share of Common Stock on the date in question on the securities exchange serving as the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange. If there is no average of the high and low selling prices of Common Stock on such exchange on the date in question, then the fair market value shall be the average of the high and low selling prices on the exchange on the last preceding date for which such quotation exists.

                           (C) If the Common Stock is at the time neither listed on any securities exchange nor traded on the Nasdaq National Market, the fair market value shall be determined by the Corporation's Board of Directors after taking into account such factors as the Board shall deem appropriate.

                    (v) So long as the Collateral is in whole or in part comprised of "margin stock" within the meaning of Section 221.2 of Regulation U of the Federal Reserve Board, then no Collateral shall be substituted for any Collateral under the provisions of Paragraph 6(i) or be released under Paragraph 9(i), 9(ii) or 9(vi), unless there is compliance with each of the following additional requirements:

                           (A) The substitution or release must not increase the amount by which the indebtedness secured hereunder at the time of such substitution or release exceeds the maximum loan value (as defined below) of the Collateral immediately prior to such substitution or release.

                           (B) The substitution or release must not cause the amount of indebtedness secured hereunder at the time of such substitution or release to exceed the maximum loan value of the Collateral remaining after such substitution or release is effected.

                           (C) For purposes of this Paragraph 9(v), the maximum loan value of each item of Collateral shall be determined on the day the substitution or release is to be effected and shall, in the case of the shares of Common Stock and any additional Collateral (other than margin stock), equal the good faith loan value thereof (as defined in Section
     221.2 of Regulation U) and shall, in the case of all margin stock (other than the Common Stock), equal fifty percent (50%) of the current market value of such margin stock.

                    (vi) The Compensation Committee of the Corporation's Board of Directors shall have the discretion, exercisable upon such terms and conditions as the Compensation Committee deems advisable, to authorize the release of one or more shares of Common Stock from pledge hereunder in the event the maximum loan value of the Collateral pledged hereunder (as such value is determined pursuant to subparagraph 9(v)(C)) should substantially exceed the outstanding indebtedness at the time secured hereunder. Any such release of the pledged shares of Common Stock shall, however, be effected in compliance with the requirements of subparaphs (iii) and (v) of this Paragraph 9.

          10.  Events of Default. The occurrence of one or more of the following
               -----------------
events shall constitute an event of default under this Agreement:

                    (i) the failure of Pledgor to pay, when due under the Note, any installment of principal or accrued interest; or

                    (ii) the occurrence of any other acceleration event specified in the Note; or

                    (iii) the failure of Pledgor to perform any obligation imposed upon Pledgor by reason of this Agreement; or

                    (iv) the breach of any warranty of Pledgor contained in this Agreement.

          Upon the occurrence of any such event of default, the Corporation may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

          Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of expenses incurred by the Corporation in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder.
Any surplus proceeds shall be paid over to Pledgor. However, in the event such proceeds prove insufficient to satisfy all obligations of Pledgor under the Note, then Pledgor shall remain personally liable for the resulting deficiency.

          11.  Other Remedies. The rights, powers and remedies granted to the
               --------------
Corporation pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Corporation under any statute or rule of law. Any forbearance, failure or delay by the Corporation in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Corporation under this Agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Corporation.

          12.  Costs and Expenses. All costs and expenses (including reasonable
               ------------------
attorneys fees) incurred by the Corporation in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of Pledgor payable immediately upon demand and bearing interest until paid at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws.

          13.  Applicable Law. This Agreement shall be governed by and construed
               --------------
in accordance with the laws of the State of California without resort to that State's conflict-of-laws rules.

          14.  Successors. This Agreement shall be binding upon the Corporation
               ----------
and its successors and assigns and upon Pledgor and the executors, heirs and legatees of Pledgor's estate.

          15.  Severability. If any provision of this Agreement is held to be
               ------------
invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.

          IN WITNESS WHEREOF, this Agreement has been executed by Pledgor and the Corporation on this [Date].


                                             _______________________________
                                             PLEDGOR

                                             Address: ______________________

                                             _______________________________

AGREED TO AND ACCEPTED BY:

E*TRADE GROUP, INC.

By: _________________________

Title: ______________________

Dated: [Date]

                     ASSIGNMENT SEPARATE FROM CERTIFICATE



          FOR VALUE RECEIVED, ______________ hereby sells, assigns and transfers unto E*TRADE Group, Inc. (the "Corporation"),__________ (____) shares of the Common Stock of the Corporation standing in his name on the books of the Corporation represented by Certificate No. _____________ herewith and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated: ________________________


                                        Signature: ___________________________




Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate.